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                                                                  EXHIBIT (99.2)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, the undersigned Chief Financial Officer of Tandy Brands Accessories, Inc. (the "Company") hereby certifies:

     1. that the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Mark J. Flaherty
-------------------------------
Mark J. Flaherty
Chief Financial Officer



November  11, 2002